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                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:                     98-NSC-1
                        The Bank of New York, as Trustee under the
                        Lehman Bros. Lehman Corporate Bond Backed Certificates Class A2
                              CUSIP NUMBER: 219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending May 17,1999

INTEREST ACCOUNT
Balance as of November 16,1998                                                0
      Schedule Income received on securities..................           987500
      Unscheduled Income received on securities...............                0
      Schedule Interest received from Swap Counterparty.......                0
      Unscheduled Interest received from Swap Counterparty....                0
      Interest Received on sale of Securties...............                   0
LESS:
      Distribution to Beneficial Holders...............         692493
      Distribution to Swap Counterparty................              0
      Trustee Fees.....................................           2250
      Fees allocated for third party expenses.......               750
Balance as of      May 17,1999                       Subtotal            292007


PRINCIPAL ACCOUNT
Balance as of November 16,1998                                                0
      Scheduled Principal payment received on securities......                0
      Principal received on sale of securities...........                     0
LESS:
      Distribution to Beneficial Holders.............            292007
      Distribution to Swap Counterparty..................             0
Balance as of      May 17,1999                       Subtotal            292007
                                                     Balance                  0
                           UNDERLYING SECURITIES HELD AS OF May 17,1999

Principal                                      Title of Security
Amount                                    NORFOLK SOUTHERN CORPORATION
     25,000,000                           CUSIP# : 655-844-AK4